UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 20, 2003
Date of Report (Date of earliest event reported)

IMPSAT Fiber Networks, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 000-29085

Delaware	52-1910372
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

Elivra Rawson de Dellepiane 150
Piso 8, C1107BCA
Buenos Aires, Argentina

(Address of principal executive offices)
(Zip Code)

(5411) 5170-0000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     The following exhibit is filed as part of this report:

Exhibit No.

99.1	November 20, 2003 Press Release.

Item 12. Results of Operations and Financial Conditions.

     On November 20, 2003, IMPSAT Fiber Networks, Inc. announced its results of operations for the fiscal quarter ending September 30, 2003. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 hereto and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPSAT FIBER NETWORKS, INC
(Registrant)

Date: November 21, 2003	By:	/s/ HÉCTOR ALONSO

Héctor Alonso
Executive Vice
President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 20, 2003. Filed herewith.